VOYA PREFERRED ADVANTAGE VARIABLE ANNUITY

A FLEXIBLE PREMIUM DEFERRED INDIVIDUAL VARIABLE ANNUITY CONTRACT

issued by

Voya Insurance and Annuity Company

and its

Separate Account B

Supplement Dated May 29, 2018

This supplement updates and amends certain information contained in the prospectus supplement dated
April 20, 2018. Please read it carefully and keep it with your prospectus and other prospectus supplements for future reference.

__________________________________________________________________________

Effective on or about July 2, 2018, Deutsche Investment Management Americas Inc., the investment adviser for the below-listed funds, will be renamed DWS Investment Management Americas, Inc. In addition, the below-listed Deutsche funds will be renamed as follows:

CURRENT NAME	NEW NAME
Deutsche Alternative Asset Allocation VIP	DWS Alternative Asset Allocation VIP
Deutsche Core Equity VIP	DWS Core Equity VIP
Deutsche High Income VIP	DWS High Income VIP

The prospectus supplement dated April 20, 2018, is to be revised accordingly.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at our:

Customer Service

P.O. Box 9271

Des Moines, IA 50306-9271

1-888-854-5950

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.PADV-18A	Page 1 of 1	May 2018